OVERSEAS FILMGROUP, INC.
                 1996 SPECIAL STOCK OPTION PLAN AND AGREEMENT

         This OVERSEAS FILMGROUP, INC. 1996 SPECIAL STOCK OPTION PLAN AND AGREEMENT (the "Plan Agreement") is made and entered into this 31st day of October, 1996 by and among ROBERT B. LITTLE, ELLEN DINERMAN LITTLE and OVERSEAS FILMGROUP, INC., a Delaware corporation (the "Company"). Robert B. Little and Ellen Dinerman Little are each sometimes individually referred to herein as an "Optionee" and they sometimes are collectively referred to herein as the "Optionees."

                                    RECITALS
                                    --------

         A. The Company has entered into an Employment Agreement dated as of October 31, 1996 with each Optionee (the "Employment Agreements").

         B. As a term and condition of each Employment Agreement and as consideration for the execution thereof, the parties have entered into this Plan Agreement.

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Representations and Warranties of the Company. The Company represents and warrants that:

         (a) This Plan Agreement has been approved by the affirmative vote of the holders of the outstanding voting stock of the Company within the time period, and pursuant to the procedures, required for compliance with the provisions of Rule 16b-3 of the General Rules and Regulations ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code");

         (b) The grant of options under this Plan Agreement and the terms and conditions of this Plan Agreement have been approved by a committee (the "Committee") comprised solely of two or more Directors of the Company who are
(i) "outside directors" within the meaning of Section 162(m)(4)(C) of the Code and (ii) "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) under the Exchange Act; and

         (c) This Plan Agreement complies in all respects with Rule 16b-3 in connection with the options to be granted hereunder.

         2. Registration; Reservation of Shares. The Company represents, warrants, covenants and agrees that within fourteen calendar days of the date hereof the Company shall have registered under the Securities Act of 1933, as amended (the "Act"), this Plan Agreement and the shares of the Company's common stock , $.001 par value per share ("Common Stock"), issuable upon exercise of the options to be granted hereunder on such form and in such manner so that upon exercise of the options hereunder the shares of Common Stock issuable as a result thereof may be transferred thereafter by the Optionees without any restriction whatsoever under any federal or state securities law. Until all options granted hereunder have been exercised or have expired, the Company shall use its best efforts to maintain such

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registration, keep the applicable registration statement effective and otherwise permit the transferability by Optionees of the Common Stock issuable upon exercise of the options granted hereunder without restriction under any federal or state securities laws. The Company shall cause all shares of Common Stock issuable upon exercise of the options granted hereunder to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed. All of the foregoing actions of the Company have been and shall be at the Company's expense. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock upon exercise of the Options, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Options.

3.       Grants to Optionees.

         The Company hereby grants, on the date hereof (the "Date of Grant"), to each Optionee, subject to the terms and conditions set forth herein, options to purchase from the Company an aggregate of 1,100,000 shares of the Company's Common Stock per Optionee, of which options to purchase 537,500 shares of Common Stock shall be referred to herein as "Group A Options" and options to purchase 562,500 shares of Common Stock shall be referred to herein as "Group B Options." The Group A Options and the Group B Options shall be collectively referred to herein as the "Options" and each option hereunder is sometimes individually referred to herein as an "Option." Neither the Group A Options nor the Group B Options are intended to qualify as and will not be treated as "incentive stock options" within the meaning of Section 422 of the Code. The maximum number of shares of Common Stock for which each Optionee may be granted options under this Plan Agreement shall be limited to 1,100,000 (such number being subject to adjustment in accordance with the terms and provisions hereof including, without limitation, Section 12 hereof).

4.       Price and Exercise of the Options.

         (a) Exercise Price. The exercise price of the Group A Options is $5.00 per share of Common Stock, subject to adjustment as provided in this Plan Agreement. The exercise price of the Group B Options is $8.50 per share of Common Stock, subject to adjustment as provided in this Plan Agreement. The exercise price of the Group A Options and the exercise price of the Group B Options, shall be referred to herein as the "Exercise Prices" (and each as an "Exercise Price"). The Exercise Price shall be paid in full at the time of exercise (except to the extent the sale and remittance procedure described in subparagraph (iv) below is utilized) by one of the following methods selected in each case by the Optionee:

             (i) in cash or by certified or cashier's check payable to the order of the Company,

             (ii) by cancellation of indebtedness owed by the Company to the Optionee exercising the Option, including, without limitation, the Merger Note (as defined in that certain Merger Agreement by and among Entertainment/Media Acquisition Corporation, Overseas Filmgroup, Inc., Robert B. Little and Ellen Dinerman Little, dated as of July 2, 1996 as amended by that certain Amendment to Agreement of Merger dated as of September 20, 1996 by and among the same parties (as so amended, the "Merger Agreement"),

             (iii) by delivery of shares of the Common Stock of the Company already beneficially owned by the Optionee(s) and having an aggregate Current Market Price determined in accordance with Section 9 hereof equal to the total Exercise Price of the Options being exercised (provided such shares have been beneficially owned by the Optionee(s) for at least six (6) months),

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             (iv) through a special sale and remittance procedure, which the
Company shall promptly establish, pursuant to which upon irrevocable written instructions of Optionee to the Company (a) a Company-designated brokerage firm shall effect the immediate sale of the shares underlying the Options being exercised and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the exercise of the Options covering such shares plus all applicable taxes required to be withheld by the Company by reason of such exercise, (b) the remainder of the sale proceeds shall be promptly remitted to Optionee and (c) the Company shall deliver the certificates for such shares underlying the Options being exercised directly to such brokerage firm in order to complete the sale,

             (v)  by any combination thereof, or

             (vi) in such other manner as the Committee may specify in order to facilitate the exercise of Options by the Optionees.

         (b) Exercise Notice. In order to exercise an Option, the Optionee or any other person or persons entitled to exercise the Option shall give written notice to the Secretary of the Company or to such other person as may be designated by the Company, in the form set forth on Exhibit "A" or Exhibit "B," specifying the number of shares to be purchased. If the Option is being exercised by any person(s) other than the Optionee, such notice shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person(s) to exercise the Option. This notice shall be accompanied by payment of the Exercise Price for the shares as provided in Section 4(a). The Optionee shall also deliver such additional documents as the Company may then reasonably require pursuant to this Plan Agreement.

         (c) Withholding Tax. Upon the exercise of an Option, the Company shall have the right to require the Optionee, and Optionee hereby agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect thereto. The Committee may, in its discretion, grant an Optionee, at any time while any of such Optionee's Options remain outstanding, the right to pay the amount of any taxes which the Company may be required to withhold in connection with the subsequent exercise of such Options by delivering shares of Common Stock with a Current Market Price (determined in accordance with Section 9 hereof) equal to such withholding tax obligation. If such right is granted to an Optionee, then the shares which may be delivered in satisfaction of such withholding tax obligation may, at such Optionee's discretion, be either shares withheld by the Company upon the exercise of the Option or other shares of Common Stock.

5.       Vesting Schedule.

         (a) Subject to paragraphs (c), (d), (e) and (f) of this Section 5 and
Section 7 of this Plan Agreement, the Group A Options granted to each Optionee will vest as follows:

                                                       Number of Shares
                                                       of Common Stock
                                                   Underlying Options which
         Vesting Date                                Vest on Vesting Date
         ------------                                --------------------
         Date of Grant                                       100,000
         October 30, 1997                                     87,500
         October 30, 1998                                     87,500
         October 30, 1999                                     87,500
         October 30, 2000                                     87,500
         October 30, 2001                                     87,500

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         (b) Subject to paragraphs (c), (d), (e) and (f) of this Section 5 and
Section 7 of this Plan, the Group B Options granted to each Optionee will vest as follows:

                                                           Number of Shares
                                                           of Common Stock
                                                       Underlying Options which
         Vesting Date                                    Vest on Vesting Date
         ------------                                    --------------------
         October 30, 1997                                       112,500
         October 30, 1998                                       112,500
         October 30, 1999                                       112,500
         October 30, 2000                                       112,500
         October 30, 2001                                       112,500

         (c) Notwithstanding the foregoing, if, during the term of an Optionee's employment under such Optionee's Employment Agreement, such Optionee's employment with the Company (i) is validly terminated by the Company for "Cause" (as defined in such Optionee's Employment Agreement) or (ii) is voluntarily terminated by such Optionee other than for "Good Reason" (as defined in such Optionee's Employment Agreement), then all of such Optionee's unvested Options shall cease to continue to vest and all of such Optionee's unvested Options shall expire and become void.

         (d) Notwithstanding anything to the contrary contained in this Plan Agreement (including anything in Section 13), if an Optionee's employment with the Company is terminated (i) by the Company other than for "Cause" (as such term is defined in such Optionee's Employment Agreement), or (ii) by Employee for "Good Reason" (as such term is defined in such Optionee's Employment Agreement), then all of such Optionee's Options shall automatically and without any required action on the part of Optionee or the Company, immediately fully vest (to the extent any such Options were unvested) and become exercisable.

         (e) Notwithstanding anything to the contrary contained herein, (i) if an Optionee's employment with the Company is terminated as a result of Optionee's Death or Disability (as such terms are defined in Optionee's Employment Agreement) and the other Optionee's employment with the Company shall not have previously terminated, then such deceased or disabled Optionee's Options which were to have vested on the next two Vesting Dates following the date of such termination of employment due to Death or Disability shall automatically, and without any required action on the part of Optionee or the Company, immediately fully vest (to the extent such Options were unvested at the time of such Optionee's termination of employment due to Death or Disability) and become exercisable and (ii) if an Optionee's employment with the Company is terminated as a result of Optionee's Death or Disability and the other Optionee's employment with the Company shall have previously terminated or shall simultaneously terminate due to Death or Disability, then such deceased or disabled Optionee's Options which were to have vested on the next Vesting Date following the date of such Optionee's termination of employment due to Death or Disability shall automatically, and without any required action on the part of Optionee or the Company, immediately fully vest (to the extent such Options were unvested at the time of such Optionee's termination of employment due to Death or Disability) and become fully exercisable. Any portion of the deceased or disabled Optionee's Options which remain unvested after the application of the acceleration provisions of this paragraph (e) upon such Optionee's Death or Disability shall cease to continue to vest and such unvested portion of the deceased or disabled Optionee's Options shall immediately expire and become void.

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         (f) In addition to the accelerated vesting pursuant to paragraphs (d)
and (e) of this Section 5, the vesting of shares subject to the Options granted to an Optionee shall accelerate upon the terms and conditions set forth in Sections 7 and 13 hereof.

         (g) Installments of vested Options may be exercised in whole or in part, and, to the extent not exercised, will accumulate and be exercisable at any time on or before termination of the Options.

6.       Expiration Date.

         Both the Group A Options and the Group B Options shall terminate and expire at 5:00 p.m., California time, on October 30, 2003. In no event may either the Group A Options or the Group B Options be exercised after the date on which they terminate.

7.       Redemption of Group A Options

         The Company may, upon the affirmative vote of the majority of the Committee, call the Group A Options for redemption, in whole or in part, at a price of $0.01 per Group A Option (each, a "Redemption Call"), (i) on the date, if any, on which the Company calls for redemption (the "Warrant Call") all of the Company's Redeemable Common Stock Purchase Warrants issued pursuant to that certain Warrant Agreement dated as of February 16, 1995, by and between the Company and Continental Stock Transfer & Trust Company or (ii) at any time after the Warrant Call, upon notice in the case of (i) and (ii) (in the manner set forth below) to each Optionee of not less than 30 days prior to the date of redemption (the "Redemption Date"), and, in the case of a Redemption Call pursuant to clause (ii) of this sentence, such Redemption Call may only be made if the Current Market Price (determined in accordance with Section 9 hereof) of the Common Stock has been at least $8.50, subject to adjustment in accordance with Section 12 hereof, on each of the twenty (20) consecutive trading days ending on the third business day prior to the date on which notice of such Redemption Call is given. Any Group A Options which are subject to a Redemption Call, but which have not vested prior to such Redemption Call, shall immediately become fully vested. The Company shall cause to be mailed, certified mail, postage prepaid, return receipt requested, to each Optionee at the notice address set forth in Section 15 hereof, a written notice, notifying such Optionee that the Company has called all or a portion of the Group A Options for redemption and stating (i) the Redemption Date, (ii) the number of Group A Options called for redemption (identifying any Group A Options called for redemption which are not yet vested), (iii) that all Group A Options subject to such Redemption Call which have not been previously exercised may be exercised prior to and including the Redemption Date, regardless of whether such Group A Options would otherwise be vested as of such Redemption Date and
(iv) that all Group A Options which are the subject of such Redemption Call which are not exercised on or before the Redemption Date shall thereafter cease to be exercisable. Notwithstanding anything to the contrary in the foregoing, in the event that exercise of an Optionee's Group A Options and/or sale of the shares received upon exercise during the period after a Redemption Call and prior to the applicable Redemption Date (i) would result in liability under Sections 10(b) or 16(b) of the Exchange Act or (ii) would be prohibited or restricted in any manner by any applicable law or regulation, the redemption of such Optionee's Group A Options shall be delayed until the tenth day after the later of (i) last date upon which such exercise and sale would result in such liability or (ii) the last date when any applicable law or regulation would prohibit or restrict in any manner such exercise or sale.

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8.       Transferability.

         The Options granted under this Plan Agreement shall be non-transferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an Option pursuant to a domestic relations order as defined under the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the holder, or the holder's permitted successors in interest, may exercise the Option on behalf of the spouse of the holder or such spouse's successors in interest.

9.       Current Market Price of Common Stock

         For purposes of this Plan Agreement, Current Market Price means the closing price of a share of Common Stock on the trading day immediately preceding the date of such determination. The closing price shall be the last reported sales price regular way (or, in case no such reported sale takes place on such day, the last reported sales price regular way for the most recent day for which such information is available shall be used), in each case on the principal national securities exchange or in the Nasdaq National Market System to which the shares of Common Stock are listed or admitted to trading, or if not listed or admitted to trading thereon, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by Nasdaq or any comparable system, or if the Common Stock is not listed on Nasdaq or a comparable system, the average of the closing bid and asked prices on such day in the domestic over-the-counter market as reported on the NASD Electronic Bulletin Board, or, if not reported on such bulletin board, in the "pink sheets" published by the National Quotation Bureau, Incorporated. If at any time the Common Stock is not listed on any national securities exchange or quoted in the Nasdaq System or the over-the-counter market or reported on the NASD Electronic Bulletin Board or in the "pink sheets" published by the National Quotation Bureau, Incorporated, the Current Market Price on such day shall be the fair market value thereof reasonably determined in good faith by the Committee and agreed to by the Optionees (which agreement shall not be unreasonably withheld) based upon such information and advice as they mutually consider appropriate (such agreement between the Committee and the Optionees being referred to herein as "Mutual Agreement"). If the Committee and the Optionee are unable to so agree within twenty-one (21) days of the date of determination, the Current Market Price on such day will be the fair market value thereof determined by an independent, nationally recognized investment banking firm selected by mutual agreement of the Committee and the Optionees (an "Agreed Upon Firm").

10.      No Right to Continued Employment or Engagement by the Company.

         This Plan Agreement is not an employment contract and nothing in this Plan Agreement shall be deemed to create in any way whatsoever any obligation on Optionee's part to continue in the employ of the Company, or an affiliate of the Company or on the Company's part to continue Optionee's employment with the Company or an affiliate of the Company.

11.      Privileges of Stock Ownership

         No person entitled to exercise any Option granted under this Plan Agreement shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered.

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12.      Adjustment of Exercise Prices and Number of Options.

         The Exercise Prices shall be subject to adjustment from time to time as hereinafter provided.

         (a) Subdivision or Combination of Stock. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, whether through a stock split, stock dividend or otherwise, the number of shares of Common Stock issuable upon exercise of the Options shall be proportionately increased and the Exercise Prices in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock issuable upon exercise of the Options shall be proportionately reduced and the Exercise Prices in effect immediately prior to such combination shall be proportionately increased. Upon each adjustment of the Exercise Prices pursuant to this paragraph (a), each Optionee shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of such Option immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (b) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In case the Company (i) consolidates with or merges into any other entity and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other entity to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other entity, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock (each of the foregoing events in clauses (i) through (iv) being a "Fundamental Change"), then in each such case proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (b), the Optionees, upon the exercise of the Options at any time after the consummation of such Fundamental Change, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Optionees would have been entitled upon such consummation if such Optionees had exercised such Options immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section 12). In the case of any Fundamental Change, the Company shall require the successor or acquiring corporation to assume the obligation to perform each and every covenant and condition of this Plan Agreement to be performed and observed by the Company and all liabilities and obligations of the Company hereunder.

         (c) Other Equitable Adjustments. If any event occurs as to which the other provisions of this Section 12 are not strictly applicable (or if strictly applicable would not fairly protect the rights of the Optionees in accordance with the basic intent and principles of such provisions) but, in the reasonable opinion of the Committee, an adjustment should be made to fairly protect the rights of Optionees in

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accordance with the basic intent and principles of such provisions, then the
Company shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give its opinion upon the adjustment, if any, to be made to protect the Optionees against dilution on a basis consistent with the basic intent and principles established in the other provisions of this Section 12. Upon receipt of such opinion, the Company shall forthwith make the adjustments, if any, described therein, provided such equitable adjustments under this Section 12(c) would not result in a charge to the Company's earnings pursuant to applicable financial accounting principles.

         (d) Notice of Adjustment. Upon any adjustment of the Exercise Prices or of the number of shares issuable upon the exercise of the Options, then and in each such case the Company shall promptly deliver a notice to each Optionee of the adjustment and a copy of a certificate of either the Committee or a firm of independent public accountants selected by the Committee (who may be the regular accountants employed by the Company), which certificate shall state the Exercise Prices resulting from such adjustment and the increase or decrease, if any, in the number of shares issuable at such prices upon the exercise of each Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (e) Other Notices.  In case at any time:

             (i)   the Company shall declare any cash dividend on its Common
Stock;

             (ii) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

             (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

             (iv) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus or dividends payable in Common Stock);

             (v) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company's Common Stock), or sale of all or substantially all of its assets to, another entity;

             (vi) there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Company; or

             (vii) the Company proposes to take any other action or an event occurs which would require an adjustment of the Exercise Prices pursuant to this Section 12;

then, in any one or more of such cases, the Company shall give written notice to each Optionee who is not then an executive officer or director of the Company, addressed to each such Optionee at the address of the Optionee shown on the books of the Company, of (1) the date on which the books of the Company

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shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock or record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be. Such written notice shall be given at least ten days prior to the action in question and not less than ten days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

         (f) Adjustments below Par Value. Before taking any action which would cause an adjustment pursuant to this Section 12 to reduce the Exercise Prices below the then par value (if any) of the shares of Common Stock issuable upon the exercise of Options, the Company will take any corporate action which may, in the opinion of its counsel (which may by counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Prices as so adjusted.

         (g) Shares of Common Stock. For the purpose of this Section 12, the terms "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 12, the Optionees shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so issuable upon exercise of each Option and the Exercise Prices with respect to such shares shall be subject to adjustment from time to time in a manner on the terms as nearly equivalent as practicable to the provisions with respect to the Options contained in this Section 12, and the provisions of this Section 12 shall apply on like terms to any such other securities.

13.      Amendment of Plan Agreement

         (a) This Plan Agreement may not be revised or amended without the written consent of the Company and each Optionee who holds an outstanding Option subject to such proposed revision or amendment, provided further, that any such amendment or revision shall also be subject to any applicable stockholder approval requirements. Notwithstanding the foregoing, this Plan Agreement may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

         (b) Except as provided in Section 12 hereof, no modification may be made to the Options except in compliance with Rule 16b-3.

14.      Section 16 of the Exchange Act

         (a) It is the intent of the Company that this Plan Agreement comply in all respects with Rule 16b-3 in connection with the Options granted hereunder. Accordingly if any provision of this Plan Agreement does not comply with Rule 16b-3 as then applicable to Optionees, then, with the written consent of Optionees, such provision shall be construed or deemed amended to the extent necessary to

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conform to such requirements with respect to the Optionees.

         (b) Unless an Optionee could otherwise transfer an Option or the shares of Common Stock issued upon exercise of an Option granted under this Plan Agreement without incurring liability under Section 16(b) of the Exchange Act, at least six months shall elapse from the Grant Date to the date of disposition of any Common Stock issuable upon exercise of any Option hereunder.

15.      Notices.

         Any notice that the Company is required or may desire to give to Optionees hereunder shall be in writing and may be served by delivering it to Optionees, or by sending it to Optionees by certified mail, return receipt requested (effective five days after mailing) or overnight delivery of the same by delivery service capable of providing verified receipt (effective the next business day) or facsimile (effective twenty-four hours after receipt is confirmed by person or machine), at the addresses set forth below, or such substitute addresses as Optionees may from time to time designate by notice to the Company. Any notice that the Optionees are required or may desire to serve upon the Company hereunder shall be in writing and may be served by delivering it personally or by sending it certified mail, return receipt requested or overnight delivery, or facsimile (with receipt confirmed by person or machine) to the address set forth below, or such substitute address as the Company may from time to time designate by notice to Optionees. Such notices by Employee shall be effective at the same times as specified in this Section 15 for notices by the Company.

         Robert B. Little:                  Robert B. Little
                                            12309 Viewcrest Road
                                            Studio City, CA 91604

         Ellen Dinerman Little:             Ellen Dinerman Little
                                            12309 Viewcrest Road
                                            Studio City, CA 91604

         The Company:                       OVERSEAS FILMGROUP, INC.
                                            8800 Sunset Boulevard
                                            Los Angeles, California 9069
                                            Attention: Corporate Secretary
                                            (fax) (310) 855-0719

         17.      Governing Law; Assigns.

         This Plan Agreement and the Options issued hereunder shall be deemed to be a contract made under the laws of Delaware and for all purposes shall be governed by and construed in accordance with the internal laws of such state, regardless of the law of choice of law of that or any other jurisdiction. This Plan Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties have caused this Plan Agreement to be executed as of the date first set forth above.

                                               OVERSEAS FILMGROUP, INC.
                                               a Delaware corporation



                                            By:   /s/ Scot K. Vorse
                                               -------------------------------
                                               Name:  Scot K. Vorse
                                               Title: Vice President



                                                 /s/ Robert B. Little
                                            ----------------------------------
                                                     ROBERT B. LITTLE

                                            Social Security No.:
                                                                --------------



                                                 /s/ Ellen Dinerman Little
                                            ----------------------------------
                                                     ELLEN DINERMAN LITTLE

                                            Social Security No.:
                                                                --------------

                                   EXHIBIT A

                                EXERCISE NOTICE


OVERSEAS FILMGROUP, INC,
8800 Sunset Boulevard
Los Angeles, California  90069
Attention:  Corporate Secretary

         Re:      Exercise of Stock Option

Ladies and Gentlemen:

         Pursuant to Section 4 of that certain OVERSEAS FILMGROUP, INC. 1996 SPECIAL STOCK OPTION PLAN AND AGREEMENT (the "Plan Agreement") between the undersigned and OVERSEAS FILMGROUP, INC., a Delaware corporation (the "Company"), the undersigned hereby elects to exercise options granted thereby to purchase ___________ shares of Common Stock of the Company at a price of $ _______ per share. Accompanying this Notice is the payment in full for such shares in the following manner permitted by Section 4 of the Plan Agreement:
(check one and fill in blanks)

CHECK HERE

[ ] (i)   $___________ in cash or by certified check or cashier's check payable to the order of the Company;

[ ] (ii) $___________ by cancellation of indebtedness (including principal and accrued interest) in the amount of $___________ owed by the Company to the undersigned (which indebtedness may include the Merger Note (as defined in Section 4(a)(ii) of the Plan Agreement));

[ ] (iii) $___________ by delivery of _________ shares of Common Stock of the Company, which have an aggregate Current Market Price determined in accordance with Section 9 of the Plan Agreement of $____________which shares are beneficially owned by the undersigned and, if applicable, by ____________ and have been so beneficially owned for a least six (6) months prior to the date hereof;

[ ] (iv) $___________ through the special sale and remittance procedure pursuant to which, attached hereto are the following: (i) irrevocable written instructions to the Company-designated brokerage firm in the form supplied to the undersigned pursuant to the Plan Agreement and (ii) irrevocable written instructions to the Company to deliver the shares underlying the Options being exercised herewith to deliver such shares to the Company-designated brokerage firm in the form supplied to the undersigned pursuant to the Plan Agreement;

[ ] (v)   $___________ through a combination of the payment methods set forth above. (Check each payment method being used and indicate the amount of the aggregate exercise price being paid pursuant to each method.

[ ] (vi) $___________ in the manner described in the addendum to this Exercise Notice, which manner has been approved by the Committee described in Section 1(b) of the Plan Agreement.


Dated:
      ----------------------------     ----------------------------------------
                                                     Signature



                                       ----------------------------------------
                                                     Print Name


                                       ----------------------------------------
                                       Please print here the exact name desired to be on the stock certificate and the records of the Company.